Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 27, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-52364 and No. 33-52366.




                                                       /s/  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
June 26, 1998